Exhibit 10.2

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August 10, 2004

Subject; Invvision Capital, Inc. stock received for the purchase of Practical Business Solutions 2000, Inc.

I Dale R. Diercks, accept the following share certificates for an on behalf of the partners and/or principals of Practical Business Solutions 2000, inc. on August 10, 2004 in relation to the purchase of Practical Business Solutions 2000, Inc.

Dale R. Diercks
       26,300 shares – certificate #2067
       473,700 shares – certificate #2066
       250,000 shares – certificate #2065

John Paul Jones
                                     16,667 shares – certificate #2070
                                       1,800 shares – certificate #2069
       31,533 shares – certificate #2068

John Paul Jones (certificate styled as The James H. Trewin & Nola K Davis Trewin Liv Rev Tr)

                                     126,334 shares – certificate #2073
                                       66,666 shares – certificate #2072
                                         7,000 shares – certificate #2071

________________________
Dale R. Diercks

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